  EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of DynaResource, Inc. on Form 10-Q for the period ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

DYNARESOURCE, INC.

May 10, 2021	By:	/s/ K.W. (“K.D.”) Diepholz
K.W. (“K.D.”) Diepholz
Chairman of the Board of Directors

DYNARESOURCE, INC.

May 10, 2021	By:	/s/ K.W. (“K.D.”) Diepholz
K.W. (“K.D.”) Diepholz
Chief Executive Officer

DYNARESOURCE, INC.

May 10, 2021	By:	/s/ K.W. (“K.D.”) Diepholz
K.W. (“K.D.”) Diepholz
Chief Financial Officer

DYNARESOURCE, INC.

May 10, 2021	By:	/s/ K.W. (“K.D.”) Diepholz
K.W. (“K.D.”) Diepholz
Principal Accounting Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.